Exhibit 99.2

THE MILLS CORPORATION

SUPPLEMENTAL INFORMATION

Table of Contents

As of March 31, 2004

Information

Overview

Operating Properties

Properties Under Construction and Redevelopment

Supplemental Financial Data

Joint Ventures Combined Net Income and Funds From Operations

Net Operating Income

Lease Expiration Schedules

Rental Rates and Average Rents

Outstanding Debt

Outstanding Debt of Unconsolidated Joint Ventures

In-line Store Sales Analysis

Capital Expenditures for Operating Properties

Key Financial Ratios

Attachment 1: Definitions and Reconciliations of Non-GAAP Financial Measures and Other Terms

THE MILLS CORPORATION

OVERVIEW

The Company

The Mills Corporation (“TMC”) is a fully integrated, self-managed real estate investment trust (“REIT”) that provides development, redevelopment, leasing, financing, management and marketing services to its properties. TMC conducts all of its business and owns all of its properties through The Mills Limited Partnership (“Mills LP”) and its various subsidiaries. TMC is the sole general partner of Mills LP in which it owned a 1% general partner interest and an 80.95% limited partner interest as of March 31, 2004. Together TMC and Mills LP are referred to as the “Company” herein.  Mills LP owns 100% of MillsServices Corp. (“MSC”), a taxable REIT subsidiary. MSC provides development, management, leasing and financial services to all but two of the Company’s real estate joint ventures and does not perform any services for entities in which TMC is not a significant investor.

The Company’s primary focus is its portfolio of 27 retail and entertainment-oriented centers comprised of 15 super-regional “Mills Landmark Centers,” 11 regional “21st Century Retail and Entertainment Centers” and one “International Retail and Entertainment Center.” At March 31, 2004, the Company owns or has an interest in:

Mills Landmark Centers
•	Arizona Mills – Phoenix, AZ
•	Arundel Mills – Baltimore, MD
•	Colorado Mills – Denver, CO
•	Concord Mills – Charlotte, NC
•	Discover Mills – Atlanta, GA
•	Franklin Mills – Philadelphia, PA
•	Grapevine Mills – Dallas/Fort Worth, TX
•	Great Mall of the Bay Area – Silicon Valley, CA
•	Gurnee Mills – Chicago, IL
•	Katy Mills – Houston, TX
•	Ontario Mills – Los Angeles, CA
•	Opry Mills – Nashville, TN
•	Potomac Mills – Washington, DC
•	St. Louis Mills – St. Louis, MO
•	Sawgrass Mills – Fort Lauderdale, FL

21st Century Retail and Entertainment Centers
•	The Block at Orange – Los Angeles, CA
•	Broward Mall – Fort Lauderdale, FL
•	Del Amo Fashion Center – Los Angeles, CA
•	Dover Mall – Dover, DE
•	The Esplanade – New Orleans, LA
•	Galleria at White Plains – White Plains, NY
•	Gwinnett Place – Atlanta, GA
•	Northpark Mall – Jackson, MS
•	Riverside Square – Hackensack, NJ
•	Town Center at Cobb – Atlanta, GA
•	Westland Mall – Miami, FL

International Retail and Entertainment Center
•	Madrid Xanadú – Madrid, Spain

Other portfolio holdings include three “Community Centers”: Arundel Mills Marketplace (Baltimore, MD), Concord Mills Marketplace (Charlotte, NC) and Liberty Plaza (Philadelphia, PA); 19 single tenant properties subject to net leases and operating as CVS pharmacies (“Net Lease Properties”); and other related commercial development.

Adoption of Financial Interpretation No. 46 (FIN #46)

Effective March 31, 2004, the Company adopted the provisions of FIN #46 which requires the consolidation of certain joint ventures. The Company has historically accounted for its joint venture entities on the equity method because major business decisions related to these ventures require the approval of at least one other partner.  However, FIN #46 requires the Company to consolidate entities meeting the criteria of a Variable Interest Entity (“VIE”) for which it is determined to be the primary beneficiary. Under this new model for consolidation an entity is deemed to be a VIE when (a) the equity investors, (if any) do not have a controlling financial interest; or (b) the equity investment at risk is insufficient to finance that entity’s activities without receiving additional financial support from other parties.  In the Company’s case, certain of our joint ventures meet these criteria. Upon the occurence of certain planned events, the Company anticipates de-consolidating certain of these entities in the future. The effect of FIN #46 on the Company’s financial statements was to consolidate net assets amounting to $414.6 million at March 31, 2004 related to Madrid Xanadu, Meadowlands Xanadu and Pittsburgh Mills which were previously included as investment in joint ventures on the Company’s balance sheets.

Non-Generally Accepted Accounting Principles (“GAAP”) Financial Measures

The Company’s press release and this Supplemental Information package present certain non-GAAP financial measures the Company believes are useful to its investors and management. Such measures include:

•              Mills LP Funds From Operations (“FFO”)

•              Mills LP Adjusted Funds From Operations (“AFFO”)

•              Net Operating Income (“NOI”)

•              Earnings Before Interest, Income Taxes, Depreciation and Amortization (“EBITDA”)

Net income is considered the most directly comparable GAAP measure for each of these measures.  Attachment 1, “Definitions and Reconciliations of Non-GAAP Financial Measures and Other Terms”, includes definitions and reconciliations of each of these measures and further explains why the Company believes such measures are useful.

Cautionary Statement

Certain information contained in this Supplemental Information package may constitute “forward-looking statements” for the purposes of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on current expectations and are not guarantees of future performance.

Forward-looking statements, which can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “anticipate,” “estimate,” “would be,” or “continue” or the negative thereof or other variations thereon or comparable terminology are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are:

•              the general economic climate,

•              the supply and demand for retail properties,

•              interest rate levels and fluctuations in the exchange rates between the U.S. dollar and foreign currencies in countries where the Company has investments,

•              the availability to the Company of financing for its development projects or acquisition activities,

•              risks associated with the development, acquisition and operation of retail properties, including risks that the development of the project may not be completed on schedule or on budget, that the Company may not be able to lease available space to tenants at favorable rental rates, that tenants will not take occupancy or pay rent in accordance with their leases, or that development or operating costs may be greater than anticipated, and

•              those risks described in the section entitled “Risk Factors” in TMC’s Form 10-K for the year ended December 31, 2003.

The Company undertakes no duty or obligation to publicly announce any revisions to, or updates of, these forward-looking statements that may result from future events or circumstances.

THE MILLS CORPORATION

OPERATING PROPERTIES

March 31, 2004

Gross leasable area (“GLA”) and certain other information pertaining to properties that the Company owns or has an interest in follow.  Anchor stores noted are occupied and defined as occupying at least 20,000 square feet. GLA is stated in square feet and tenant owned GLA is included with anchor stores.

	Metropolitan Area Serviced	Year Opened or Acquired	Gross Leaseable Area (“GLA”)			# of Anchor Stores	Tenant Owned GLA
				Anchor	In-line
			Total	Stores	Stores
Mills Landmark Centers:
Arizona Mills	Phoenix, AZ	1997	1,227,000	706,000	521,000	17	—
Arundel Mills	Baltimore, MD	2000	1,238,000	725,000	513,000	15	—
Colorado Mills	Denver, CO	2002	1,101,000	535,000	566,000	10	181,000
Concord Mills	Charlotte, NC	1999	1,278,000	722,000	556,000	17	—
Discover Mills	Atlanta, GA	2001	1,183,000	669,000	514,000	12	—
Franklin Mills	Philadelphia, PA	1989	1,751,000	1,140,000	611,000	18	210,000
Grapevine Mills	Dallas/Fort Worth, TX	1997	1,601,000	1,082,000	519,000	20	—
Great Mall of the Bay Area	Silicon Valley, CA	2003	1,282,000	642,000	640,000	11	—
Gurnee Mills	Chicago, IL	1991	1,624,000	990,000	634,000	15	251,000
Katy Mills	Houston, TX	1999	1,218,000	632,000	586,000	14	—
Ontario Mills	Los Angeles, CA	1996	1,484,000	965,000	519,000	23	125,000
Opry Mills	Nashville, TN	2000	1,143,000	615,000	528,000	17	—
Potomac Mills	Washington, DC	1985	1,573,000	947,000	626,000	18	80,000
St. Louis Mills	St. Louis, MO	2003	1,032,000	527,000	505,000	11	—
Sawgrass Mills	Fort Lauderdale, FL	1991	2,072,000	1,250,000	822,000	22	282,000
			20,807,000	12,147,000	8,660,000	240	1,129,000

21st Century Retail and Entertainment Centers:
The Block at Orange	Los Angeles, CA	1998	659,000	385,000	274,000	10	—
Broward Mall	Fort Lauderdale, FL	2003	998,000	717,000	281,000	4	717,000
Del Amo Fashion Center*	Los Angeles, CA	2003	2,095,000	1,389,000	706,000	11	785,000
Dover Mall	Wilmington, DE	2003	887,000	647,000	240,000	6	443,000
The Esplanade	New Orleans, LA	2003	901,000	544,000	357,000	3	498,000
Galleria at White Plains	White Plains, NY	2003	878,000	582,000	296,000	4	329,000
Gwinnett Place	Atlanta, GA	2003	1,278,000	844,000	434,000	5	720,000
Northpark Mall	Jackson, MS	2003	961,000	647,000	314,000	4	647,000
Riverside Square	Hackensack, NJ	2002	627,000	425,000	202,000	3	293,000
Town Center at Cobb	Atlanta, GA	2003	1,273,000	851,000	422,000	5	723,000
Westland Mall	Miami, FL	2004	835,000	604,000	231,000	3	604,000
			11,392,000	7,635,000	3,757,000	58	5,759,000

International Retail and Entertainment Center:
Madrid Xanadú	Madrid, Spain	2003	1,393,000	970,000	423,000	15	376,000

Community Centers:
Arundel Marketplace	Baltimore, MD	2003	101,000	77,000	24,000	3	—
Concord Marketplace	Charlotte, NC	2001	236,000	217,000	19,000	2	11,000
Liberty Plaza	Philadelphia, PA	1994	372,000	319,000	53,000	4	14,000
			709,000	613,000	96,000	9	25,000

Portfolio Totals			34,301,000	21,365,000	12,936,000	322	7,289,000

*              Excludes 516,000 square feet comprised of 403,000 square feet under redevelopment and 113,000 square feet of office space.

THE MILLS CORPORATION

PROPERTIES UNDER CONSTRUCTION AND REDEVELOPMENT

March 31, 2004

(Unaudited, GLA and dollars in millions)

The following information is subject to adjustment as a result of factors inherent in the development process, some of which may not be under the direct control of the Company.  Approximate GLA is projected at full build out and includes space that may be owned by certain anchor store tenants. Company Equity to Date excludes amounts which the Company has advanced to the project and expects to be repaid. GLA is stated in square feet.

	Anticipated Opening Date	Approx. GLA	Estimated Aggregate Project Cost	Required Equity from Company	Company’s Equity to Date	Anchor Store Tenant Commitments	Percentage Executed Leases
Cincinnati Mills (1) Cincinnati, OH	Summer 2004	1.5	$152	$30	$25	12	69.9%
Vaughan Mills (2) Toronto, Canada	Fall 2004	1.1	$221	$35	$35	10	68.7%
Pittsburgh Mills (3) Pittsburgh, PA	Spring 2005	1.1	$179	$30	$30	4	7.2%

(1)           Cincinnati Mills is in redevelopment and has remained open during construction. As such, anchor store tenant commitments and the percentage pre-leased include tenants currently open.

(2)           The Company has contributed its total equity requirement for this project.  The functional currency for Vaughan Mills is the Canadian Dollar. The aggregate project cost is estimated at C$289 million.

(3)           Leasing efforts are ongoing and several additional letters of interest from possible anchor stores have been received.

CONSTRUCTION IN PROGRESS

March 31, 2004

(Unaudited, in millions)

The following summarizes construction in progress, including projects under predevelopment, construction, development, redevelopment, renovation and tenant improvements.  Gross is the total for the projects the Company is involved with, while proportionate share excludes venture partners’ interests.

	Gross	Proportionate Share
Wholly owned operating properties	$292	$292
Joint venture operating properties*	27	15
Joint venture development properties*	344	181
	$663	$488

* Includes both consolidated and unconsolidated joint ventures.

THE MILLS CORPORATION

SUPPLEMENTAL FINANCIAL DATA

(Unaudited, in thousands, except per share data)

	Three Months Ended March 31,
	2004	2003
Statements of Income Data:
Revenues:
Minimum rent	$58,276	$42,241
Percentage rent	549	47
Recoveries from tenants	27,154	21,554
Other property revenue	5,156	3,940
Management fees	3,854	3,093
Other fee income	139	848
Total operating revenues	95,128	71,723
Expenses:
Recoverable from tenants	23,973	18,807
Other operating expenses	3,854	1,593
General and administrative	7,409	4,334
Depreciation and amortization	27,148	16,630
Total operating expenses	62,384	41,364
Income before other income and expenses	32,744	30,359
Other income (expense):
Equity in earnings of unconsolidated joint ventures	5,570	5,267
Interest income	2,611	2,430
Interest expense	(20,926)	(13,472)
Gain on sale of joint venture interest	35,193	—
Foreign currency exchange (losses) gains	(5,031)	2,259
Other, net	340	(45)
Mills LP Net Income	50,501	26,798
Minority interest in Mills LP, including Series D preferred unit distributions	(8,804)	(6,117)
TMC Net Income	41,697	20,681
Preferred stock dividends	(9,061)	(4,378)
Income available to TMC common stockholders	32,636	16,303
Add minority interest included in Mills LP common partners’ capital	8,585	6,117
Income available to Mills LP common unit holders	$41,221	$22,420

Earnings per Common Share and Unit:
Basic:
TMC income per common share	$0.65	$0.38
Mills LP income per common unit	$0.65	$0.38
Diluted:
TMC income per common share	$0.64	$0.37
Mills LP income per common unit	$0.64	$0.37

Weighted Average Number of Common Shares and Units Outstanding:
Basic:
TMC weighted average common shares	50,384	43,173
Mills LP weighted average common units	63,692	59,397
Diluted:
TMC weighted average common shares	51,356	43,924
Mills LP weighed average common units	64,664	60,148

Note:

The Mills Corporation (“TMC”) conducts all of its business and owns all of its operations through The Mills Limited Partnership (“Mills LP”) and its various subsidiaries. TMC owned approximately 82% of Mills LP’s common partnership units at March 31, 2004 and is its sole general partner.

	Three Months Ended March 31,
	2004	2003

Mills LP Funds From Operations (“FFO”)	$63,942	$50,507

Mills LP FFO available to common unit holders	$54,662	$46,129

FFO per Mills LP common unit – basic	$0.86	$0.78

FFO per Mills LP common unit – diluted	$0.85	$0.77

Selected Balance Sheet Data at March 31, 2004	Wholly owned	Proportionate Share*	Total

Net income producing property	$1,814,554	$1,317,853	$3,132,407
Land held for investment and/or sale	11,262	15,032	26,294
Cash and cash equivalents	12,442	71,575	84,017
Restricted cash	29,053	14,230	43,283
Accounts receivable, net	71,051	60,111	131,162
Notes receivable	26,265	9,651	35,916
Accounts payable and other liabilities	162,721	102,029	264,750

* Company’s proportionate share of consolidated and unconsolidated joint ventures’ balances.

THE MILLS CORPORATION

JOINT VENTURES

COMBINED NET INCOME AND FUNDS FROM OPERATIONS

(Unaudited, in thousands)

	Three Months Ended March 31,
	2004	2003

Revenues:
Minimum rent	$69,994	$46,983
Percentage rent	254	27
Recoveries from tenants	28,602	19,257
Other property revenue	10,765	4,414
Total operating revenues	109,615	70,681
Expenses:
Recoverable from tenants	26,686	16,970
Other operating expenses*	9,380	3,869
Depreciation and amortization	34,739	24,149
Total operating expenses	70,805	44,988
Income before other income and expense	38,810	25,693
Other income (expense):
Interest expense	(33,951)	(20,448)
Other, net	4,764	3,747
Net income	$9,623	$8,992

Company’s equity in net income	$5,570	$5,267

Funds from operations	$44,196	$30,518

Company’s proportionate share of funds from operations	$22,980	$17,537

* Includes Company management fees of $3,879 and $2,455 for the three months ended March 31, 2004 and 2003, respectively.

THE MILLS CORPORATION

NET OPERATING INCOME

FOR THE THREE MONTHS ENDED MARCH 31, 2004

(Unaudited, dollars in thousands)

The following information details certain line items contained in the Supplemental Financial Data. Such information is not intended to present operating income on a GAAP basis (see Attachment 1).

Wholly owned properties included in the analysis are as follows:

•      Comparable properties – Gurnee Mills, Franklin Mills, Opry Mills*, Potomac Mills, Sawgrass Mills, Riverside Square, Concord Mills Marketplace, Liberty Plaza and Mainstreet.

•      New Properties – Cincinnati Mills, Broward Mall, Del Amo Fashion Center, Dover Mall, The Esplanade, Galleria at White Plains, Northpark Mall and Westland Mall.

Joint venture properties included in the analysis are as follows:

•      Comparable properties –  Arizona Mills, Arundel Mills, Concord Mills, Grapevine Mills, Katy Mills, Ontario Mills, Opry Mills*, The Block at Orange and Arundel Mills Marketplace.

•      New Properties – Colorado Mills, Discover Mills, Great Mall of the Bay Area, St. Louis Mills, Gwinnett Place, Town Center at Cobb and Madrid Xanadú.

Wholly Owned Properties	Comparable Properties*	New Properties	Net Lease Properties	Total
Property Revenues:
Minimum rent	$34,861	$22,281	$1,134	$58,276
Percentage rent	292	257	—	549
Recoveries from tenants	16,044	11,110	—	27,154
Other property revenue	3,664	1,492	—	5,156
	54,861	35,140	1,134	91,135
Property Operating Costs:
Recoverable from tenants	14,158	9,815	—	23,973
Other operating expenses	2,950	904	—	3,854
	17,108	10,719	—	27,827
Net operating income	$37,753	$24,421	$1,134	$63,308

Joint Venture Properties	Comparable Properties*	New Properties	Other	Total
Property Revenues:
Minimum rent	$38,819	$31,175	$—	$69,994
Percentage rent	(52)	306	—	254
Recoveries from tenants	15,673	12,929	—	28,602
Other property revenue	6,250	4,515	—	10,765
	60,690	48,925	—	109,615
Property Operating Costs:
Recoverable from tenants	14,070	12,616	—	26,686
Other operating expenses (1)	1,857	3,560	84	5,501
	15,927	16,176	84	32,187
Net operating income	$44,763	$32,749	$(84)	$77,428
Company’s proportionate share	$22,279	$17,908	$(32)	$40,155

Combined properties – percent leased (2)	94.0%	88.0%		91.9%

* Approximately 50% of the Company’s previously wholly owned interest in the Opry Mills was conveyed in March 2004.

(1)   Excludes management fees of $3,879

(2)   Percent leased includes all space leased for which rent is being earned on the last day of the period, excluding leases with an original term of less than one year.

The following information details certain line items contained in the Supplemental Financial Data. Such information is not intended to present operating income on a GAAP basis (see Attachment 1).

Wholly owned properties included in the analysis are as follows:

•      Comparable properties – Franklin Mills, Gurnee Mills, Opry Mills, Potomac Mills, Sawgrass Mills, Riverside Square, Concord Mills Marketplace, Liberty Plaza and Mainstreet.

•      New Properties – Cincinnati Mills, Broward Mall, Dover Mall, The Esplanade, Galleria at White Plains and  Northpark Mall.

Joint venture properties included in the analysis are as follows:

•      Comparable properties – Arundel Mills, Arizona Mills, Concord Mills, Grapevine Mills, Katy Mills, Ontario Mills, The Block at Orange and Arundel Mills Marketplace.

•      New Properties – Colorado Mills and Discover Mills.

Wholly Owned Properties	Comparable Properties	New Properties	Net Lease Properties	Total
Property Revenues:
Minimum rent	$32,360	$8,799	$1,082	$42,241
Percentage rent	42	5	—	47
Recoveries from tenants	16,762	4,792	—	21,554
Other property revenue	3,124	816	—	3,940
	52,288	14,412	1,082	67,782
Property Operating Costs:
Recoverable from tenants	14,657	4,150	—	18,807
Other operating expenses	1,390	203	—	1,593
	16,047	4,353	—	20,400
Net operating income	$36,241	$10,059	$1,082	$47,382

Joint Venture Properties	Comparable Properties	New Properties	Other	Total
Property Revenues:
Minimum rent	$37,828	$9,155	$—	$46,983
Percentage rent	53	(26)	—	27
Recoveries from tenants	15,436	3,821	—	19,257
Other property revenue	3,713	701	—	4,414
	57,030	13,651	—	70,681
Property Operating Costs:
Recoverable from tenants	13,599	3,371	—	16,970
Other operating expenses (1)	954	377	83	1,414
	14,553	3,748	83	18,384
Net operating income	$42,477	$9,903	$(83)	$52,297
Company’s proportionate share	$22,161	$3,879	$(24)	$26,016

Combined properties – percent leased (2)	93.8%	91.0%		93.2%

(1)   Excludes management fees of $2,455.

(2)   Percent leased includes all space leased for which rent is being earned on the last day of the period, excluding leases with an original term of less than one year.

THE MILLS CORPORATION

LEASE EXPIRATION SCHEDULE

Wholly Owned Properties

(Unaudited)

The following summarizes leases that will expire assuming none of the tenants exercise renewal options. Annualized minimum rent is based on the monthly contractual minimum rent in effect on March 31, 2004.  Tenants occupying over 20,000 square feet are classified as anchors while ground leases of 1.0 million square feet and tenant owned GLA of 5.2 million are excluded.  Square feet and annualized minimum rent are stated in thousands.

		Leased Area		Minimum Rent
Lease Expiration Year	# Expiring	Square Feet	%	Annualized	%	Average per Square Foot
Anchor Tenants
2004	9	407	9%	$3,859	10%	$9.48
2005	9	271	6%	3,366	9%	12.42
2006	7	331	8%	3,325	8%	10.05
2007	7	226	5%	2,156	5%	9.54
2008	9	850	20%	6,058	15%	7.13
2009	10	652	15%	5,762	14%	8.84
2010	7	398	9%	2,293	6%	5.76
2011	7	240	6%	2,965	8%	12.35
2012	5	251	6%	1,768	4%	7.04
2013	2	47	1%	711	2%	15.13
2014	3	133	3%	1,794	4%	13.49
After 2014	9	524	12%	5,819	15%	11.10
	84	4,330	100%	$39,876	100%	$9.21

In-line Tenants
2004	193	545	12%	$13,222	10%	$24.26
2005	219	703	15%	20,036	15%	28.50
2006	224	662	14%	19,970	15%	30.17
2007	171	455	10%	13,335	10%	29.31
2008	165	442	9%	13,877	10%	31.40
2009	111	385	8%	10,760	8%	27.95
2010	113	308	7%	10,269	8%	33.34
2011	102	300	7%	9,464	7%	31.55
2012	90	230	5%	7,576	5%	32.94
2013	98	353	8%	9,775	7%	27.69
2014	37	143	3%	3,727	3%	26.06
After 2014	14	76	2%	2,355	2%	30.99
	1,537	4,602	100%	$134,366	100%	$29.20

Total Expirations
2004	202	952	11%	$17,081	10%	$17.94
2005	228	974	11%	23,402	14%	24.03
2006	231	993	11%	23,295	13%	23.46
2007	178	681	8%	15,491	9%	22.75
2008	174	1,292	14%	19,935	11%	15.43
2009	121	1,037	12%	16,522	10%	15.93
2010	120	706	8%	12,562	7%	17.79
2011	109	540	6%	12,429	7%	23.02
2012	95	481	5%	9,344	5%	19.43
2013	100	400	4%	10,486	6%	26.22
2014	40	276	3%	5,521	3%	20.00
After 2014	23	600	7%	8,174	5%	13.62
	1,621	8,932	100%	$174,242	100%	$19.51

THE MILLS CORPORATION

LEASE EXPIRATION SCHEDULE
Joint Venture Properties
(Unaudited)

The following summarizes lease that will expire assuming none of the tenants exercise renewal options. Annualized minimum rent is based on the monthly contractual minimum rent in effect on March 31, 2004.  Tenants occupying over 20,000 square feet are classified as anchors while ground leases of 0.5 million square feet and tenant owned GLA of 2.1 million square feet are excluded.  Square feet and annualized minimum rent are stated in thousands.

		Leased Area		Minimum Rent
Lease Expiration Year	# Expiring	Square Feet	%	Annualized	%	Average per Square Foot
Anchor Tenants
2004	5	177	2%	$1,844	2%	$10.41
2005	5	125	2%	1,996	2%	15.97
2006	7	163	2%	2,382	2%	14.61
2007	15	389	5%	6,313	7%	16.23
2008	7	214	3%	2,874	3%	13.43
2009	20	719	9%	8,991	9%	12.50
2010	30	1,069	13%	13,426	14%	12.56
2011	12	462	6%	5,298	5%	11.47
2012	20	1,005	12%	9,680	10%	9.63
2013	20	784	9%	8,125	8%	10.36
2014	5	406	5%	2,811	3%	6.92
After 2014	43	2,617	32%	34,147	35%	13.05
	189	8,130	100%	$97,887	100%	$12.04

In-line Tenants
2004	216	697	11%	$15,652	9%	$22.46
2005	250	753	12%	18,932	11%	25.14
2006	229	681	11%	19,350	11%	28.41
2007	244	673	11%	18,865	11%	28.03
2008	217	602	10%	18,336	11%	30.46
2009	149	393	6%	12,270	7%	31.22
2010	181	581	9%	17,827	10%	30.68
2011	134	481	8%	14,754	8%	30.67
2012	116	396	6%	10,722	6%	27.08
2013	222	664	11%	19,974	11%	30.08
2014	67	222	3%	5,969	3%	26.89
After 2014	40	155	2%	3,784	2%	24.41
	2,065	6,298	100%	$176,435	100%	$28.01

Total Expirations
2004	221	874	6%	$17,496	6%	$20.02
2005	255	878	6%	20,928	8%	23.84
2006	236	844	6%	21,732	8%	25.75
2007	259	1,062	7%	25,178	9%	23.71
2008	224	816	6%	21,210	8%	25.99
2009	169	1,112	8%	21,261	8%	19.12
2010	211	1,650	11%	31,253	11%	18.94
2011	146	943	7%	20,052	7%	21.26
2012	136	1,401	10%	20,402	8%	14.56
2013	242	1,448	10%	28,099	10%	19.41
2014	72	628	4%	8,780	3%	13.98
After 2014	83	2,772	19%	37,931	14%	13.68
	2,254	14,428	100%	$274,322	100%	$19.01

THE MILLS CORPORATION

RENTAL RATES

(Unaudited)

Average base rent per square foot for store openings and closings at the Company’s operating properties for the 2004 year through March 31, 2004 and for each of the four years ended December 31 is presented below.  Properties in the initial lease-up phase, undergoing redevelopment or recently acquired are excluded from the analysis* as are Community Centers. The re-leasing spread is the difference between average base rent per square foot of space opened and that of space closed.  Quarterly results are not necessarily indicative of annual results.

	Openings		Closings
	Average Base Rent Per Sq. Ft.	Total Sq. Ft.	Average Base Rent Per Sq. Ft.	Total Sq. Ft.	Re-leasing Spread
Anchor Stores:
2004 (year to date)	$15.90	130,535	$18.39	73,218	$(2.49)	(13.5% )
2003	12.14	137,140	7.94	512,066	4.20	52.9%
2002	11.04	180,644	6.91	459,189	4.13	59.8%
2001	15.94	133,185	7.54	498,868	8.40	111.4%
2000	14.24	313,287	10.16	177,003	4.08	40.2%

In-line Stores:
2004 (year to date)	$30.13	161,110	$25.83	341,851	$4.30	16.6%
2003	28.78	820,612	27.24	877,151	1.54	5.7%
2002	28.32	652,454	25.32	694,425	3.00	11.8%
2001	28.63	618,806	24.58	829,916	4.05	16.5%
2000	29.07	423,771	25.16	391,141	3.91	15.5%

* Properties excluded from this analysis include:

2004 –Westland Mall

2004/2003 – Colorado Mills, Discover Mills, St. Louis Mills, Madrid Xanadú, Del Amo Fashion Center and Great Mall of the Bay Area

2002/2001 – Arundel Mills, Discover Mills and Opry Mills

2000 – Concord Mills, Katy Mills and The Oasis at Sawgrass

AVERAGE RENTS

(Unaudited)

The following presents annualized rent data for the Company’s operating properties, excluding Community Centers. Annualized amounts are based on leases in place as of March 31, 2004 for year to date 2004 and as of December 31 for each of the years presented, respectively.  Ground leases and tenant owned GLA are excluded from the average rent per square foot calculation.  Total rent is stated in thousands.

	Minimum Plus Percentage Rent
	Total		Anchor Stores		In-line Stores
	Total	Per Sq. Ft.	Total	Per Sq. Ft.	Total	Per Sq. Ft.

Year to date – 2004	$463,937	$20.95	$133,405	$11.73	$330,531	$30.70
2003	450,645	20.81	130,243	11.66	320,402	30.56
2002	286,838	18.60	102,917	11.17	183,921	29.65
2001	266,707	18.23	95,274	10.92	171,433	29.03
2000	219,862	17.12	78,835	10.08	141,027	27.94

THE MILLS CORPORATION

OUTSTANDING DEBT

MARCH 31, 2004

(Unaudited, dollars in thousands)

			Interest
	Balance		Type	Annual Rate	Annual Amount	Maturity Date	Company Guaranty
Property Mortgages:
Broward Mall (1)	$62,677		Fixed	6.90%	$4,325	3/18/09	—
Cadillac Fairview Portfolio (2)	320,000	(a)	Variable	L+210bp	12,800	2/10/08	—
Cincinnati Mills (3)	72,048	(a)	Variable	L+200bp	3,263	2/4/07	100%
Concord Mills Residual III	1,421	(a)	Variable	L+225bp	47	12/31/04	100%
Concord Mills Marketplace	16,380	(b)	Fixed	5.76%	943	2/1/14	—
Del Amo Fashion Center (4)	287,000	(a)	Variable	L+206bp	10,980	8/10/08	4%
Franklin Mills/Liberty Plaza	132,405	(b)	Fixed	7.67%	10,156	5/5/07	—
Madrid Xanadú (5)	223,339	(a)	Variable	E+128bp	7,387	5/9/06	6%
Net Leased Properties	26,501		Fixed	7.96%	2,109	10/10/10	—
Net Leased Properties	20,873		Fixed	9.35%	1,952	1/10/23	—
Potomac Mills/Gurnee Mills	345,632		Fixed	7.46%	25,784	3/10/11	—
Riverside Square (6)	65,000		Fixed	5.77%	3,752	1/11/13	—
Sawgrass Mills – Mortgage	292,574	(b)	Fixed	7.18%	21,007	7/7/06	—
Sawgrass Mills – Mezzanine (7)	36,011	(b)	Variable	L+450bp	2,077	7/7/06	—
Westland (8)	58,800		Fixed	4.95%	2,912	2/1/11	—
	1,960,661				109,494
Other:
Line of credit (9)	218,000	(a)	Variable	L+250bp	7,826	6/26/06	100%
Term loan (10)	35,000		Variable	L+225bp	1,389	5/20/05	100%
Mainstreet	8,550		Fixed	8.10%	693	7/21/10	100%
Capital lease	1,387		Fixed	10.40%	144	7/15/05	100%
	$2,223,598				$119,546

Remaining principal payments:
2004	$15,275
2005	44,342
2006	774,550
2007	207,865
2008	617,213
Thereafter	564,353
	$2,223,598

L = one month LIBOR (London Interbank Offered Rate) which was 1.09% at March 31, 2004.

E = one month EURIBOR (Euro London Interbank Offered Rate) which was 2.02% at March 31, 2004.

P = daily prime which was 4.00% at March 31, 2004.

bp = basis points

DSC = debt service coverage

(a)           Interest-only through maturity

(b)           Amortizing on a 30-year schedule with a balloon payment due at maturity.

(1)           The mortgage was assumed upon acquisition of the property and adjusted to fair market value upon acquisition, resulting in an effective interest rate of 5.34%.  Principal payments are due in March with $1,500 due in 2005; $2,000 due annually thereafter through 2008; and a balloon payment due at maturity.

(2)           The mortgage is cross collateralized by Dover Mall, The Esplanade, Galleria at White Plains and Northpark Mall.  The loan agreement contains a LIBOR floor of 1.75% on a notional amount of $75,000.  An interest rate swap fixes the interest rate at 4.17% on the remaining $245,000 through February 2005. The stated maturity is February 2006 but the Company intends to exercise its two one-year extension options.

(3)           The total commitment under the construction loan is $122,000. Interest rate swaps fix the interest rate at 4.42% through November 2004 and 5.88% from December 2004 through October 2006 on a notional amount of $57,000. The basis point spread may be reduced to 170 when the project meets specific completion, occupancy and leasing milestones and attains a DSC ratio of 1.2 and to 150 when additional milestones are met and a DSC ratio of 1.35 is attained.  The stated maturity is February 2007, but the agreement provides for two one-year extensions.  When certain occupancy and leasing requirements are met and DSC ratios of 1.1, 1.3 and 1.5 are achieved, the Company’s guaranty is reduced to 50%, 30% and 10%, respectively.

(4)           The loan agreement has a LIBOR floor of 1.75% on a notional amount of $70,000.  An interest rate swap fixes the interest rate at 3.73% through December 2004 on a notional amount of $190,000. A second interest rate swap fixes the interest rate 5.53% from December 2004 through December 2005 on a notional amount of $100,000. The stated maturity is August 2006 but the Company intends to exercise its two one-year extension options.  The Company has guaranteed $12,000 of the total balance. The mortgage is net of $29,000 of junior notes owned by the Company.

(5)           The construction loan is denominated in Euros and has a total commitment of €193,000 (€165,000 construction loan and €28,000 for VAT). The basis point spread is 125 and 155 for the construction and VAT loan, respectively, resulting in a blended spread of 128 at March 31, 2004.  The loan is scheduled to mature in May 2006, but the agreement provides for two one-year extensions.  Exercise of the extension options are subject to satisfying a variety of conditions including partial repayment, DSC ratio and loan-to-value levels.  The Company has guaranteed $12,455 of the outstanding balance.

(6)           The mortgage is interest-only through January 2005 and will amortize on a 30-year schedule thereafter with a balloon payment due at maturity.

(7)           An amortizing interest rate swap fixes the interest rate at 6.66% through June 7, 2004.

(8)           The mortgage is interest-only through February 2007 and will amortize on a 30-year schedule thereafter with a balloon payment due at maturity.

(9)           The total commitment under the unsecured line of credit is $500,000.  Funds availability is subject to certain performance measures and restrictive covenants.  Subject to certain leverage tests, the line bears interest at a variable rate ranging from 150 to 250 basis points over the applicable rate: LIBOR for U.S. dollar denominated borrowings and EURIBOR for euro denominated borrowings.  At March 31, 2004 the available balance was $269,860 (net of letters of credit totaling $12,140) and the interest rate spread was 250 basis points.  The line is scheduled to expire in June 2006 but contains a one-year extension option.

(10)         An amortizing interest rate swap fixes the interest rate at 4.42% through November 1, 2004.

THE MILLS CORPORATION

OUTSTANDING DEBT OF UNCONSOLIDATED JOINT VENTURES

MARCH 31, 2004

(Unaudited, dollars in thousands)

				Interest
		Balance		Rate Type	Annual Rate	Annual Amount	Maturity Date	Company Guaranty
Permanent Loans:
Arizona Mills		$141,923	(b)	Fixed	7.90%	$11,205	10/5/10	—
Arundel Mills (1)		187,000	(a)	Fixed	4.61%	8,613	6/9/10	—
The Marketplace at Arundel		12,375	(b)	Fixed	5.92%	732	1/1/14	—
Gwinnett/Cobb (2)		229,835	(b)	Fixed	7.36%	16,907	4/1/07	—
Concord Mills		178,459	(b)	Fixed	6.13%	10,944	12/7/12	—
FoodBrand capital leases (3)		21,740		Fixed	4 – 12.2%	1,345	Various	60%
FoodBrand line of credit (4)		5,700	(a)	Variable	P-50bp	200	8/31/04	60
Grapevine Mills		152,546	(b)	Fixed	6.47%	9,870	10/1/08	—
Grapevine Mills II		14,148	(b)	Fixed	8.39%	1,187	11/5/08	—
Great Mall of the Bay Area		175,000	(a)	Fixed	4.80%	8,400	9/1/08	—
Katy Mills (5)		148,000		Fixed	6.69%	9,906	1/9/13	10%
Ontario Mills		136,451	(b)	Fixed	6.75%	9,210	12/1/08	—
Ontario Mills II		10,236	(b)	Fixed	8.01%	820	1/5/09	—
Opry Mills (6)		175,000	(a)	Fixed	3.68%	6,440	10/10/07	—
The Block at Orange (7)		135,000	(b)	Fixed	6.63%	8,947	1/9/09	—
		1,723,413				104,726

Construction Loans:	Available
Colorado Mills (8)	$163,757	157,157	(a)	Variable	L+200bp	5,756	3/28/05	50%
Discover Mills (9)	167,243	162,198	(a)	Variable	L+225bp	5,417	4/15/04	100%
St. Louis Mills (10)	155,310	126,179	(a)	Variable	L+195bp	4,561	5/13/06	100%
Vaughan Mills (11)	145,315	33,962	(a)	Variable	C+225bp	1,511	3/4/06	50%
	$631,625	479,496				17,245
		$2,202,909				$121,971
Remaining principal payments:
2004	$180,753
2005	174,765
2006	176,999
2007	408,590
2008	472,025
Thereafter	789,777
	$2,202,909

L = one month LIBOR (London Interbank Offered Rate) which was 1.09% at March 31, 2004.

C = one month CDOR (Canadian Dollar Acceptance Rate) which was 2.20% at March 31, 2004.

P = daily prime which was 4.00% at March 31, 2004.

bp = basis points

DSC = debt service coverage

(a)           Interest-only through maturity

(b)           Amortizing on a 30-year schedule with a balloon payment due at maturity.

(1)           The Company has a one-time right to borrow an additional $40,000 in mezzanine debt provided certain conditions are met.

(2)           The principal is evidenced by two fixed rate loans bearing interest at a rate of at 7.54% while the other is at 7.25%.  The loans are cross collateralized.

(3)           The maturity dates for the capital leases range from July 15, 2005 through March 31, 2009.

(4)           The total commitment on the line of credit is $7,500.  Funds are available subject to certain performance measures and restrictive covenants.

(5)           The mortgage is interest only through January 2008 and will amortize on a 25-year schedule thereafter with a balloon payment due at maturity.

(6)           The stated maturity is October 2005 but the Company intends to exercise its two one-year extension options. An interest rate swap fixes the interest rate at 3.68% through the extended maturity on a notional amount of $175,000. The Company may borrow an additional $25,000 provided certain terms and conditions are met. The interest rate on any additional borrowings would be at the rate of LIBOR plus 118 basis points as stated in the loan agreement.

(7)           The stated maturity is January 2006 but the Company intends to exercise its three one-year extension options. An amortizing interest rate swap fixes the interest rate at 6.67% on a notional amount of $129,127 through April 2006.  A second, accretive interest rate swap fixes the interest rate at 5.69% through April 2006 on the portion of the loan not locked by the first interest rate swap. The second swap also fixes the interest rate at 5.69% from May 2006 through the extended maturity on a notional amount of $135,000.  As of March 31, 2004, the effective fixed interest rate, including the swap agreements, is 6.63%.

(8)           The construction loan has a stated maturity of March 2005 with a one-year extension option.  Interest rate swaps fix the interest rate at 4.44%, 4.43% and 3.29% on notional amounts of $78,000, $32,000 and $30,000, respectively, through November 1, 2004.  The basis point spread can be reduced as the project meets specific milestones related to completion, occupancy and DSC ratio levels.  The Company’s guaranty may be reduced to 30% and 20%, respectively, when the project meets certain leasing and occupancy requirements and has a DSC ratio of 1.3 and 1.5.

(9)           In April 2004, the construction loan was amended and componentized into a $119,350 mortgage and a $42,650 mezzanine loan. The mortgage bears interest at LIBOR plus 175 basis points while the mezzanine loan bears interest at LIBOR plus 300 basis points. Both have a stated maturity of April 2007 with a one-year extension option and are fully guaranteed by the Company. However, the guaranty on the mortgage may be reduced to 50% and 25%, respectively, when a DSC ratio of 1.45 and 1.75 are attained and the project meets certain leasing and occupancy requirements.

(10)         An interest rate swap fixes the interest rate at 4.36% on a notional amount of $55,000 through November 1, 2005.  The basis point spread can be reduced to 175 when the project meets specific completion, occupancy and leasing milestones and attains DSC ratio of 1.2.  The basis point spread may be reduced to 155 when additional milestones are met along with achieving a DSC ratio of 1.35.  When certain completion, occupancy and leasing requirements are met and DSC ratios of 1.1, 1.3 and 1.5 achieved, the Company’s guaranty is reduced to 50%, 30% and 10%, respectively.

(11)         The construction loan has a stated maturity of March 2006 with a one-year extension option. It is denominated in Canadian dollars and has a total commitment of C$190,000. The basis point spread can be reduced to 200 when the project meets specific completion, occupancy and leasing milestones and attains DSC ratio of 1.25.  The basis point spread may be reduced to 175 when additional milestones are met along with achieving a DSC ratio of 1.40.  When certain completion, occupancy and leasing requirements are met and DSC ratios of 1.1, 1.3 and 1.5 achieved, the Company’s guaranty is reduced to 25%, 15% and 5%, respectively.

THE MILLS CORPORATION

IN-LINE STORE SALES ANALYSIS
(Unaudited)

Information pertaining to in-line store sales as reported by tenants is presented below for periods ended March 31, 2004, 2003 and 2002.

Gross Sales per Square Foot is presented for the twelve month period ended March 31st and includes only centers that have been operating for at least 24 months:

2004 —   Arizona Mills, Arundel Mills, Concord Mills, Franklin Mills, Grapevine Mills, Great Mall of the Bay Area, Gurnee Mills, Katy Mills, Ontario Mills, Opry Mills, Potomac Mills, Sawgrass Mills, The Block at Orange, Broward Mall, Del Amo Fashion Center, Dover Mall, The Esplanade, Galleria at White Plains, Gwinnett Place, Northpark Mall, Riverside Square, Town Center at Cobb and Westland Mall.

2003 —   Arizona Mills, Arundel Mills, Concord Mills, Franklin Mills, Grapevine Mills, Gurnee Mills, Katy Mills, Ontario Mills, Opry Mills, Potomac Mills, Sawgrass Mills, The Block at Orange, Broward Mall, Dover Mall, The Esplanade, Galleria at White Plains, Northpark Mall and Riverside Square.

2002 —   Arizona Mills, Concord Mills, Franklin Mills, Grapevine Mills, Gurnee Mills, Katy Mills, Ontario Mills, Potomac Mills, Sawgrass Mills and The Block at Orange.

Comparable Same Space Sales is presented for three month period ended March 31st and includes only those tenants that have been in occupancy for at least 15 months. Tenants at centers that have been owned or, if developed, that construction has been completed for less than 24 months are excluded.  Excluded properties include all properties acquired in 2004 and 2003; Cincinnati Mills, Madrid Xanadú, Colorado Mills and Discover Mills; and, for 2002, Arundel Mills and Opry Mills.

Comparable Same Center Sales per Square Foot is presented for the twelve month period ended March 31st and compares sales at centers that were operated by the Company and had 24 months of operations and compares sales of acquired centers that the Company has owned for at least 15 months:

2004 —   Arizona Mills, Arundel Mills, Concord Mills, Franklin Mills, Grapevine Mills, Gurnee Mills, Katy Mills, Ontario Mills, Opry Mills, Potomac Mills, Sawgrass Mills, The Block at Orange and Riverside Square.

2003 —   Arizona Mills, Arundel Mills, Concord Mills, Franklin Mills, Grapevine Mills, Gurnee Mills, Katy Mills, Ontario Mills, Opry Mills, Potomac Mills, Sawgrass Mills and The Block at Orange.

2002 —   Arizona Mills, Concord Mills, Franklin Mills, Grapevine Mills, Gurnee Mills, Katy Mills, Ontario Mills, Potomac Mills, Sawgrass Mills and The Block at Orange.

	Current Year	Prior Year	Percentage Change
Gross Sales per Square Foot:
2004	$343	$331	3.6%
2003	$331	$325	1.8%
2002	$330	$341	(3.3)%

Comparable Same Space Sales (dollars in thousands):
2004 (year to date)	$379,438	$353,753	7.3%
2003	$335,409	$347,075	(3.4)%
2002	$287,465	$300,864	(4.5)%

Comparable Same Center Sales per Square Foot:
2004	$346	$331	4.5%
2003	$324	$325	—%
2002	$330	$341	(3.3)%

THE MILLS CORPORATION

CAPITAL EXPENDITURES FOR OPERATING PROPERTIES
(Unaudited)

Capital expenditures for Comparable Properties, including the Company’s proportionate share of joint venture expenditures are summarized below.  The recurring non-tenant category includes capital expenditures that are neither tenant related nor recoverable from tenants.  Recurring and non-recurring tenant categories are comprised of tenant specific capital expenditures including tenant improvements, tenant allowances and capitalized internal leasing costs.  Work in progress consists of construction in progress which, when complete, will be classified in either the recurring tenant or the non-recurring tenant category.  Quarterly results are not necessarily indicative of annual results.

	Three Months Ended	Years Ended December 31,
	March 31, 2004	2003	2002

Recurring Non-Tenant Capital Expenditures
Costs	$1,238	$1,377,209	$1,336,478
Per Square Foot (1)	—	0.07	0.12

Recurring Tenant Improvement/Leasing Costs
Costs	$2,198,587	$5,382,600	$2,522,369
Per Square Foot Improved (2)	11.26	4.71	5.00
Per Square Foot (1)	0.08	0.27	0.23

Total Recurring Costs
Costs	$2,199,825	$6,759,808	$3,858,847
Per Square Foot (1)	0.08	0.34	0.35

Non-Recurring Tenant Improvements/Leasing Costs
Costs	$28,888,187	$25,728,847	$22,472,410
Per Square Foot Improved (3)	93.12	13.04	19.95
Per Square Foot (1)	1.06	1.29	2.11

Work in Process
Cumulative Improved Costs	$15,117,674	$38,208,250	$15,849,243
Cumulative Improved Costs Per Square Foot (4)	14.76	34.64	20.63

(1)           Based on total GLA of the properties excluding tenant owned GLA.

(2)           Based on total GLA of all recurring store openings including spaces requiring no expenditures.

(3)           Based on total GLA of all non-recurring store openings.

(4)           Based on total GLA of all tenant space with construction in progress.

THE MILLS CORPORATION

KEY FINANCIAL RATIOS
(Unaudited, dollars in thousands, except ratio data)

	As of and for the Twelve Months Ended March 31,
	2004	2003
COVERAGE RATIOS:
Interest coverage ratio (EBITDA/interest expense)	3.6	3.7
Fixed charge ratio (EBITDA/interest expense, preferred unit distributions and loan principal amortization)	2.7	2.8

LEVERAGE RATIO:
Debt to market capitalization	46.0%	53.1%

PAYOUT RATIOS:
Distributions paid on common equity	$139,840	$119,162
Mills LP FFO available to common unit holders	$229,100	$177,253
Mills LP AFFO available to common unit holders	$221,739	$172,318
Mills LP FFO payout ratio	61.0%	67.2%
Mills LP AFFO payout ratio	63.1%	69.2%

DEBT INDICATORS:
Weighted average maturity	4.3yrs	5.2yrs
Weighted average interest rate	5.5%	6.0%
Fixed rate debt percentage	59.8%	67.2%
Fixed rate debt percentage, including swaps*	73.8%	85.0%

Note:

Ratios include the Company’s proportionate share of consolidated and unconsolidated joint ventures. Earnings measures are presented for Mills LP. See Attachment I for reconciliation of non-GAAP measures.

*              Includes swaps in place through December 31 of the year following the period presented.

	As of and for the Twelve Months Ended March 31,
	2004	2003

Market Capitalization:
Common stock and units outstanding at the end of period	64,111	59,875
Stock price at the end of period	$53.29	$31.20
	3,416,475	1,868,100
Series B Cumulative Redeemable Preferred Stock	107,500	107,500
Series C Cumulative Redeemable Preferred Stock	87,500	87,500
Series D Cumulative Redeemable Preferred Units	10,000	10,000
Series E Cumulative Redeemable Preferred Stock	213,625	—
Total equity market capitalization (a)	3,835,100	2,073,100

Wholly owned debt	2,000,259	1,740,455
Proportionate share of joint venture debt	1,264,623	696,294
Total debt at the end of the period (b)	3,264,882	2,436,749

Series A Convertible Preferred Stock (c)	—	75,000

Total market capitalization (a) + (b) + (c)	$7,099,982	$4,584,849

Interest Expense:
Interest expense per income statement	$84,090	$49,524
Equity in interest expense	61,530	37,659
Deduct:
Loan cost amortization	(7,110)	(5,849)
Equity in loan cost amortization	(3,972)	(2,294)
Combined interest expense	$134,538	$79,040

ATTACHMENT 1

THE MILLS CORPORATION

DEFINITIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES AND OTHER TERMS

(Unaudited, in thousands, except per share data)

The Company’s press release and this Supplemental Information package present certain non-GAAP financial measures which the Company believes provide useful information to investors in analyzing its performance, financial condition and results of operations relative to other Real Estate Investment Trusts (“REITs”). Such measures include:

•              Funds from Operations (“FFO”)

•              Adjusted Funds from Operations (“AFFO”)

•              Net Operating Income (“NOI”)

•              Earnings before Interest, Income Taxes, Depreciation and Amortization (“EBITDA”)

Although these measures are different from one another, the Company believes income before minority interest and discontinued operations would be the most comparable GAAP measure for each of these measures.  Further discussion of these measures follows.

Funds from operations: FFO is a recognized metric in the real estate industry, in particular, REITs. Accounting for real estate assets using historical cost accounting under GAAP assumes that the value of such assets diminishes predictably over time. The National Association of Real Estate Investment Trusts (“NAREIT”) stated in its April 2002 White Paper on Funds from Operations “since real estate asset values have historically risen or fallen with market conditions, many industry investors have considered presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves.” As a result the concept of FFO was created by NAREIT. As defined by NAREIT, FFO is “net income (computed in accordance with GAAP), excluding gains or losses from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis”.

For management analysis purposes, the Company adjusts the NAREIT defined FFO to exclude the effects of foreign currency exchange rate fluctuations reflected in net income arising primarily through the re-measurement process of translating foreign investment and advance accounts for inclusion in the Company’s U.S. dollar financial statements. Although the Company believes this adjustment presents FFO on a more comparable basis to FFO presented by other REITs, it is important to realize that our FFO computation may be significantly different from that used by other REITs and, accordingly, may, in fact not be comparable.

Management uses FFO to measure operating performance of our business and as one of several criteria to determine performance based bonuses. We offer this measure to assist the users of our financial statements in analyzing our performance; however, this is not a measure of financial performance under GAAP and should not be considered a measure of liquidity, an alternative to net income or an indicator of any other performance measure determined in accordance with GAAP. Investors and potential investors in our securities should not rely on this measure as a substitute for any GAAP measure, including net income.

The following reconciles net income, which is considered to be the most comparable GAAP measure to FFO. We urge the users of our financial statements, including investors and potential investors in our securities, to carefully review the following reconciliation.

	Three Months Ended March 31,
	2004	2003
TMC Net income	$41,697	$20,681
Add:
Depreciation and amortization	26,195	16,071
Equity in depreciation and amortization	17,489	11,507
Foreign currency exchange losses (gains)	5,031	(2,259)
Deduct:
Gain on sale of joint venture interest	(35,193)	—
Equity in foreign currency exchange gains	(81)	(1,610)
Mills LP minority interest share of above adjustments	(2,285)	(5,412)
TMC FFO	52,853	38,978
Add minority interest reflected as common equity in Mills LP	11,089	11,529
Mills LP FFO	63,942	50,507
Less preferred unit distributions	(9,280)	(4,378)
FFO available to Mills LP common unit holders	$54,662	$46,129

Mills LP FFO per Common Unit (Basic):
Mills LP Net Income	$0.80	$0.46
Add:
Depreciation and amortization	0.41	0.27
Equity in depreciation and amortization	0.27	0.19
Foreign currency exchange losses (gains)	0.08	(0.04)
Deduct:
Gain on sale of joint venture interest	(0.55)	—
Equity in foreign currency exchange gains	—	(0.03)
Preferred unit distributions	(0.15)	(0.07)
Mills LP FFO per common unit	$0.86	$0.78

Mills LP FFO per Common Unit (Diluted):
Mills LP Net Income	$0.77	$0.45
Add:
Depreciation and amortization	0.41	0.27
Equity in depreciation and amortization	0.27	0.19
Foreign currency exchange losses (gains)	0.08	(0.04)
Deduct:
Gain on sale of joint venture interest	(0.54)	—
Equity in foreign currency exchange gains	—	(0.03)
Preferred unit distributions	(0.14)	(0.07)
Mills LP FFO per common unit	$0.85	$0.77

Joint Ventures:
Net income	$9,623	$8,992
Add:
Depreciation and amortization	34,739	24,149
Foreign currency exchange losses (gains)	(166)	(2,623)
FFO	$44,196	$30,518

	Three Months Ended				Twelve Months Ended
	6/30/03	9/30/03	12/31/03	3/31/04	3/31/04

TMC Net Income	$37,176	$25,439	$39,017	$41,697	$143,329
Add:
Depreciation and amortization	16,162	23,397	31,005	26,195	96,759
Equity in depreciation and amortization	12,536	14,938	16,464	17,489	61,427
Foreign currency exchange losses (gains), net	(20,821)	(1,842)	(13,717)	5,031	(31,349)
Deduct:
Gain on sale of joint venture interest	—	(8,462)	(729)	(35,193)	(44,384)
Equity in foreign currency losses, net	326	99	33	(81)	377
Mills LP minority interest share of above adjustments	(1,898)	(5,468)	(6,382)	(2,285)	(16,033)
TMC FFO	43,481	48,101	65,691	52,853	210,126
Add minority interest reflected as common equity in Mills LP	13,391	11,877	15,988	11,089	52,345
Mills LP FFO	56,872	59,978	81,679	63,942	262,471
Less preferred unit distributions	(6,849)	(8,127)	(9,115)	(9,280)	(33,371)
FFO available to Mills LP common unit holders	$50,023	$51,851	$72,564	$54,662	$229,100

	Three Months Ended				Twelve Months Ended
	6/30/02	9/30/02	12/31/02	3/31/03	3/31/03

TMC Net Income	$15,847	$12,797	$23,934	$20,681	$73,259
Add:
Depreciation and amortization	9,377	11,803	15,394	16,071	52,645
Equity in depreciation and amortization	11,710	10,266	11,949	11,507	45,432
Deduct:
Gain on sale of joint venture interest	—	—	—	—	—
Foreign currency exchange gains, net	(6,599)	—	(4,983)	(2,259)	(13,841)
Equity in foreign currency exchange gains, net	—	—	—	(1,610)	(1,610)
Mills LP minority interest share of above adjustments	(4,724)	(6,602)	(6,137)	(5,412)	(22,875)
TMC FFO	25,611	28,264	40,157	38,978	133,010
Add minority interest reflected as common equity in Mills LP	12,392	12,064	15,191	11,529	51,176
Mills LP FFO	38,003	40,328	55,348	50,507	184,186
Less preferred unit distributions	—	—	(2,555)	(4,378)	(6,933)
FFO available to Mills LP common unit holders	$38,003	$40,328	$52,793	$46,129	$177,253

Adjusted funds from operations:  AFFO is FFO excluding the impact of recurring capital expenditures (fixed asset expenditures and leasing costs for operating real estate properties). The Company believes AFFO is an important performance measure for an equity REIT as it offers an indication of a REIT’s ability to incur and service debt; to fund required distributions; and to provide for other cash needs. Most equity REITs provide AFFO information to the investment community and so it is also a useful measure in comparisons to other equity REITs.  Still, the Company’s method of calculating AFFO may be different from methods used by other REITs and accordingly, may not be comparable to other REITs. Net income is considered by management to be the most comparable GAAP measure relative to AFFO.  Reconciliations between the two measures follow.

	Three Months Ended				Twelve Months Ended 3/31/04
	6/30/03	9/30/03	12/31/03	3/31/04

TMC Net Income	$37,176	$25,439	$39,017	$41,697	$143,329
Add:
Depreciation and amortization	16,162	23,397	31,005	26,195	96,759
Equity in depreciation and amortization	12,536	14,938	16,464	17,489	61,427
Deduct:
Gain on sale of joint venture interest	—	(8,462)	(729)	(35,193)	(44,384)
Foreign currency exchange losses (gains), net	(20,821)	(1,842)	(13,717)	5,031	(31,349)
Equity in foreign currency exchange gains	326	99	33	(81)	377
Recurring capital expenditures	(971)	(1,506)	(2,684)	(2,200)	(7,361)
Mills LP minority interest share of above adjustments	(1,673)	(5,175)	(5,864)	(1,911)	(14,623)
TMC AFFO	42,735	46,888	63,525	51,027	204,175
Add minority interest reflected as common equity in Mills LP	13,166	11,584	15,470	10,715	50,935
Mills LP AFFO	55,901	58,472	78,995	61,742	255,110
Less preferred unit distributions	(6,849)	(8,127)	(9,115)	(9,280)	(33,371)
AFFO available to Mills LP common unit holders	$49,052	$50,345	$69,880	$52,462	$221,739

	Three Months Ended				Twelve Months Ended 3/31/03
	6/30/02	9/30/02	12/31/02	3/31/03

TMC Net Income	$15,847	$12,797	$23,934	$20,681	$73,259
Add:
Depreciation and amortization	9,377	11,803	15,394	16,071	52,645
Equity in depreciation and amortization	11,710	10,266	11,949	11,507	45,432
Deduct:
Foreign currency exchange gains, net	(6,599)	—	(4,983)	(2,259)	(13,841)
Equity in foreign currency exchange gains, net	—	—	—	(1,610)	(1,610)
Recurring capital expenditures	(974)	(525)	(1,837)	(1,599)	(4,935)
Mills LP minority interest share of above adjustments	(4,407)	(6,445)	(5,633)	(5,047)	(21,532)
TMC AFFO	24,954	27,896	38,824	37,744	129,418
Add minority interest reflected as common equity in Mills LP	12,075	11,907	14,687	11,164	49,833
Mills LP AFFO	37,029	39,803	53,511	48,908	179,251
Less preferred unit distributions	—	—	(2,555)	(4,378)	(6,933)
AFFO available to Mills LP common unit holders	$37,029	$39,803	$50,956	$44,530	$172,318

Net operating income:  NOI is defined as revenues from minimum rent (including GAAP adjustments for straight-line rental income), percentage rent, recoveries from tenants and other property revenue less recoverable expenses and other property expenses. Other property expenses include bad debt expenses but exclude interest expense, management fees and depreciation and amortization. NOI is used by management in assessing the operating results of its properties and the value of its real estate assets. The Company believes NOI enhances one’s understanding of the core operating performance of a REIT’s real estate portfolio before considering depreciation and amortization, financing costs and general and administrative expenses. NOI measures presented by the Company may not be comparable to other similarly titled measures of other companies. Income before other income and expenses, which is a component of net income, is considered by management to be the most comparable GAAP measure relative to NOI.  Reconciliations between the two measures follow.

	Three Months Ended March 31,
	2004	2003
Income before other income and expense	$32,744	$30,359
Add:
General and administrative	7,409	4,334
Depreciation and amortization	27,148	16,630
Deduct:
Management and other fee income from unconsolidated joint ventures	(3,993)	(3,941)
Net operating income	$63,308	$47,382

Joint ventures:
Income before other income and expense	$38,810	$25,693
Add:
Management fees (operating expenses)	3,879	2,455
Depreciation and amortization	34,739	24,149

Net operating income	$77,428	$52,297

Earnings Before Interest, Income Taxes, Depreciation and Amortization:  EBITDA is defined as income before discontinued operations and minority interest plus interest expense, income taxes and depreciation and amortization. The Company’s pro rata share of these expenses from its unconsolidated joint ventures is also excluded. Both loan cost amortization and loss on debt extinguishments are included in the definition of interest expense.  Management uses EBITDA as a performance measure and believes it offers a further tool in evaluating a REIT’s ability to incur and service debt; fund required distributions and provide for other cash needs. EDITDA is not intended to represent cash flow from operations as defined by GAAP; is not indicative of cash available to fund all cash flow needs and liquidity, including the ability to make distributions; and should not be considered an alternative to net income determined in accordance with GAAP for purposes of evaluating operating performance. EBITDA measures presented by the Company may not be comparable to other similarly titled measures of other companies.  Net income is considered by management to be the most comparable GAAP measure relative to EBITDA. Reconciliations between the two measures follow.

	Three Months Ended				Twelve Months Ended
	6/30/03	9/30/03	12/31/03	3/31/04	3/31/04

TMC Net Income	$37,176	$25,439	$39,017	$41,697	$143,329
Add:
Depreciation and amortization	17,013	24,180	31,868	27,148	100,209
Equity in depreciation and amortization	12,536	14,938	16,464	17,489	61,427
Interest expense	16,720	23,214	23,230	20,926	84,090
Equity in interest expense	12,954	15,635	15,759	17,182	61,530
Loss on debt extinguishments	550	—	—	—	550
Equity in loss of debt extinguishments	26	—	430	—	456
Minority interest share of above adjustments:
Mills LP common unit holders	(13,834)	(15,156)	(16,941)	(14,067)	(59,998)
TMC EBITDA	83,141	88,250	109,827	110,375	391,593
Add minority interest reflected as common equity in Mills LP	25,327	21,565	26,547	22,871	96,310
Mills LP EBITDA	$108,468	$109,815	$136,374	$133,246	$487,903

	Three Months Ended				Twelve Months Ended
	6/30/02	9/30/02	12/31/02	3/31/03	3/31/03

TMC Net Income	$15,847	$12,797	$23,934	$20,681	$73,259
Add:
Depreciation and amortization	9,947	12,374	16,025	16,630	54,976
Equity in depreciation and amortization	11,710	10,266	11,949	11,507	45,432
Interest expense	11,190	12,467	12,395	13,472	49,524
Equity in interest expense	9,749	8,547	9,470	9,893	37,659
Loss on debt extinguishments	—	1,260	—	—	1,260
Equity in loss of debt extinguishments	—	—	13	—	13
Minority interest share of above adjustments:
Mills LP common unit holders	(13,890)	(13,436)	(13,683)	(11,756)	(52,765)
TMC EBITDA	44,553	44,275	60,103	60,427	209,358
Add minority interest reflected as common equity in Mills LP	21,558	18,898	22,737	17,873	81,066
Mills LP EBITDA	$66,111	$63,173	$82,840	$78,300	$290,424

Other Definitions and Terms

Comparable Properties:  Comparable Properties consist of properties that have been owned and had stabilized operations for at least the prior 24 month period and where a comparison of operating results from the prior to the current period is meaningful.